SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2006

                        StatSure Diagnostic Systems, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               000-21284                                 91-1549305
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              (Commission                               (IRS Employer
              File Number)                            Identification No.)


    1 Clarks Hill Rd. Framingham, MA.                        01702
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(Address of principal executive offices)                  (Zip Code)


                                  508.872.2625
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              (Registrant's telephone number, including area code)


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Item 8.01 Other Events


      On October 24, 2006, the Company notified the U.S. Food and Drug Administration ("FDA) that it was withdrawing its pending Pre-Market Approval application for a rapid HIV diagnostic screening product employing the Company's patented "barrel" technology.

      As previously announced, on September 29, 2006, the Company entered into a three-way licensing, marketing and distribution arrangement among the Company, Inverness Medical Innovations [AMEX: IMA] ("Inverness") and Chembio Diagnostics, Inc. [OTC Bulletin Board: CEMI] ("Chembio") appointing Inverness exclusive, worldwide distributor of Chembio's FDA-cleared, point-of-care, rapid HIV diagnostic test, which employs the Company's patented "barrel" technology. The Company has determined there is no need to obtain Pre-Market Approval for its own product as commercialization of its barrel technology will be undertaken by means of the aforementioned arrangement.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               STATSURE DIAGNOSTIC SYSTEMS, INC.

October 26, 2006                               By: /s/ Steve Peltzman
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                                                   Steve Peltzman
                                                   Chief Executive Officer